UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT  REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 19, 2023

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TTEK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on January 24, 2023, Tetra Tech, Inc., (the “Company”) completed the acquisition of RPS Group plc (“RPS”) through a United Kingdom court-approved scheme of arrangement. This Amendment No.1 to Current Report on Form 8-K/A (“Amendment No. 1”) is filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on January 24, 2023 (the “Initial Report”) solely to include the historical financial statements of RPS and certain pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and RPS would have achieved had the companies been combined during the periods presented in the proforma financial information and is not intended to project the future results of operations that the combined company may achieve after the completion of the acquisition. Except as described above, all other information in the Initial Report remains unchanged and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of RPS as of and for the year ended December 31, 2022, together with the notes related thereto and the Independent Auditor’s Report thereon, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The Company’s unaudited pro forma combined Balance Sheet as of October 2, 2022, and unaudited pro forma combined statement of income for the fiscal year ended October 2, 2022, together with the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(d)	Exhibits

99.1	Audited consolidated financial statements of RPS for the year ended December 31, 2022, including the notes related thereto and the independent auditors’ report thereon.

99.2	The unaudited pro forma combined financial information as of and for the fiscal year ended October 2, 2022, giving effect to the acquisition, including the unaudited pro forma combined balance sheet as of October 2, 2022, and the unaudited pro forma combined statement of income for the fiscal year ended October 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Tetra Tech has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date: April 10, 2023	By:	/s/ DAN L. BATRACK
Dan L. Batrack
Chairman and Chief Executive Officer

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